UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2024
WESTERN MIDSTREAM OPERATING, LP
(Exact name of registrant as specified in its charter)

Delaware	001-34046	26-1075808
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
 9950 Woodloch Forest Drive, Suite 2800
The Woodlands, Texas 77380
(Address of principal executive office) (Zip Code)

(346) 786-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On August 20, 2024, Western Midstream Operating, LP (the “Partnership”), a subsidiary of Western Midstream Partners, LP (NYSE: WES), completed the public offering of $800,000,000 aggregate principal amount of 5.450% Senior Notes due 2034 (the “Notes”).
The terms of the Notes are governed by the Indenture, dated as of May 18, 2011 (the “Base Indenture”), by and among the Partnership, the subsidiary guarantors named therein and Computershare Trust Company, National Association (successor to Wells Fargo Bank, National Association), as trustee (the “Trustee”), as supplemented by the Fourteenth Supplemental Indenture (the “Supplemental Indenture”), dated as of August 20, 2024, by and between the Partnership and the Trustee, setting forth the specific terms applicable to the Notes (the Base Indenture, as supplemented by the Supplemental Indenture, the “Indenture”). Interest on the Notes will accrue from August 20, 2024, and will be payable semi-annually on May 15th and November 15th of each year, with the initial interest payment being due on May 15, 2025. The Notes will mature on November 15, 2034, unless redeemed prior to maturity.
The Partnership may redeem all or some of the Notes, in whole or in part, at any time prior to their maturity at the applicable redemption price as set forth in the Indenture. The Notes rank equally in right of payment with all of the Partnership’s existing and future senior indebtedness and senior to any subordinated indebtedness that the Partnership may incur.
The Indenture contains covenants that will limit the ability of the Partnership and certain of its subsidiaries to create liens on its principal properties, engage in sale and leaseback transactions, merge or consolidate with another entity or sell, lease or transfer substantially all of its properties or assets to another entity. Initially, the Notes will not be guaranteed by any of the Partnership’s subsidiaries. In the future, however, if any of the Partnership’s subsidiaries becomes a borrower or guarantor under, or grants any lien to secure any obligations pursuant to, the Partnership’s revolving credit facility, then that subsidiary will, jointly and severally, fully and unconditionally guarantee the Partnership’s payment obligations under the Notes so long as such subsidiary has any guarantee obligation under the Partnership’s revolving credit facility.
The Indenture also contains customary events of default, including, among other things, (i) default for 30 days in the payment when due of interest on the Notes; (ii) default in payment when due of principal of or premium, if any, on the Notes at maturity, upon redemption or otherwise; (iii) failure by the Partnership for 60 days after notice to comply with any of the other agreements in the Indenture; and (iv) certain events of bankruptcy or insolvency with respect to the Partnership. If an event of default occurs and is continuing with respect to the Notes, the Trustee or the holders of not less than 25% in principal amount of the outstanding Notes may declare the principal amount of such Notes and all accrued and unpaid interest to be due and payable. Upon such a declaration, such principal amount will become due and payable immediately. If an event of default relating to certain events of bankruptcy, insolvency or reorganization with respect to the Partnership occurs and is continuing, the principal amount of such Notes outstanding will become immediately due and payable without any declaration or other act on the part of the Trustee or any holders of such Notes.
Other material terms of the Notes, the Base Indenture and the Supplemental Indenture are described in the prospectus supplement relating to the Notes, dated August 15, 2024, as filed by the Partnership with the Securities and Exchange Commission on August 16, 2024. The foregoing description of the Supplemental Indenture is qualified in its entirety by reference to the full text of such Supplemental Indenture, a copy of which is filed herewith as Exhibit 4.1, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Notes and the Indenture set forth in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

On August 15, 2024, the Partnership, together with its general partner, Western Midstream Operating GP, LLC (the “General Partner”), the sole member of the General Partner, Western Midstream Partners, LP (“WES”), and the general partner of WES, Western Midstream Holdings, LLC, entered into an Underwriting Agreement (the “Underwriting Agreement”) with TD Securities (USA) LLC, BofA Securities, Inc., MUFG Securities Americas Inc. and PNC Capital Markets LLC, as representatives of the several underwriters, relating to the public offering (the “Offering”) of $800,000,000 aggregate principal amount of the Notes at a price to the public of 99.743% of their face value.
On August 20, 2024, the Partnership completed the Offering. The Partnership will use the net proceeds from the Offering to repay a portion of its maturing 3.100% Senior Notes due 2025 and 3.950% Senior Notes due 2025, and for general partnership purposes, including the funding of capital expenditures.
The Offering was made pursuant to the Partnership’s shelf registration statement on Form S-3 (File No. 333-270964-01), which became effective on March 30, 2023.
The Underwriting Agreement contains customary representations, warranties and agreements, conditions to closing, indemnification obligations, including for liabilities under the Securities Act of 1933, and termination provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Relationships

From time to time, certain of the underwriters and their related entities have engaged, and may in the future engage, in commercial and investment banking transactions with the Partnership in the ordinary course of their business. They have received, and expect to receive, customary compensation and expense reimbursement for these commercial and investment banking transactions.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
1.1
Underwriting Agreement, dated August 15, 2024, by and among Western Midstream Operating, LP, Western Midstream Partners, LP, Western Midstream Operating GP, LLC, Western Midstream Holdings, LLC and TD Securities (USA) LLC, BofA Securities, Inc., MUFG Securities Americas Inc. and PNC Capital Markets LLC.

4.1	Fourteenth Supplemental Indenture, dated as of August 20, 2024, by and between Western Midstream Operating, LP, as Issuer, and Computershare Trust Company, National Association, as Trustee.
4.2	Form of 5.450% Senior Notes due 2034 (included as Exhibit A to Exhibit 4.1 filed herewith).
5.1	Opinion of Locke Lord LLP.
23.1	Consent of Locke Lord LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN MIDSTREAM OPERATING, LP

		By:	Western Midstream Operating GP, LLC, its general partner

Dated:	August 20, 2024	By:	/s/ Kristen S. Shults
Kristen S. Shults Senior Vice President and Chief Financial Officer